Exhibit 99.1

              DRI Corporation Slates Conference Call to
                  Discuss Third Quarter 2007 Results


    --  Company to Report Profit for Third Quarter

    --  Management to Discuss Positive Outlook

    -- Investor Relations Meetings and Interview Slated Nov. 15-16, 2007 in New York


    DALLAS--(BUSINESS WIRE)--November 13, 2007--DRI Corporation (DRI) (NASDAQ: TBUS), a digital communications technology leader in the domestic and international surface transportation and transit security markets, announced today that a conference call to discuss third quarter 2007 results will occur on Nov. 14, 2007, at 11 a.m. (Eastern).

    To participate in the conference call, dial one of the following telephone numbers at least five minutes prior to the start time:
Domestic, (888) 694-4728; or International, (973) 582-2745.

    Telephone replay will be available through March 31, 2008, via the following telephone numbers: Domestic, (877) 519-4471 (Code 9447903); or International, (973) 341-3080 (Code 9447903).

    To participate via webcast, go to
http://www.viavid.net/detailpage.aspx?sid=00004890. The webcast will be archived for 90 days.

    On or about Nov. 14, 2007, the Company plans to file with the Securities and Exchange Commission a Form 10-Q for the quarter and nine months ended Sept. 30, 2007.

    INVESTOR RELATIONS MEETINGS SLATED IN NEW YORK

    On Nov. 15-16, 2007, DRI Chairman, President and Chief Executive Officer David L. Turney plans to meet with financial professionals and market makers in New York. While there, Mr. Turney also will visit the NASDAQ MarketSite(R) and participate in a NASDAQ(R) CEO Signature Series television interview, which will be available via www.nasdaq.com.

    ABOUT THE COMPANY

    DRI is a digital communications technology leader in the domestic and international public transportation and transit security markets. Our products include: TwinVision(R) and Mobitec(R) electronic destination sign systems, Talking Bus(R) voice announcement systems, Digital Recorders(R) Internet-based passenger information and automatic vehicle location/monitoring systems, and VacTell(TM) video actionable intelligence systems. Our products help increase the mobility, flow, safety, and security of people who rely upon transportation infrastructure around the globe. Using proprietary hardware and software applications, our products provide easy-to-understand, real-time information that assists users and operators of transit bus and rail vehicles in locating, identifying, boarding, tracking, scheduling, and managing those vehicles. Our products also aid transit vehicle operators in their quest to increase ridership and reduce fuel consumption, as well as to identify and mitigate security risks on transit vehicles. Positioned not only to serve and address mobility, energy conservation, and environmental concerns, our products also serve the growing U.S. Homeland Security market. For more information about the Company and its operations worldwide, go to www.digrec.com.

    FORWARD-LOOKING STATEMENTS

    This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning our positive outlook for the remainder of 2007 and beyond, the potential impact on the Company's perceived value as a result of participating in various investor relations meetings and interviews or the Company's investor relations efforts in general, as well as any statement, express or implied, concerning future events or expectations which use words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., are forward-looking statements. These forward looking statements are subject to risks and uncertainties including risks that our assumptions underlying our positive outlook for 2007 and beyond may prove incorrect, risks that our participation in various investor relations meetings and interviews may not prove beneficial to the Company, as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 28, 2007, particularly those identified in Risk Factors Affecting Our Business, as those risk factors are updated by our subsequent quarterly reports on Form 10-Q. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.


    CONTACT: DRI Corporation Contact:
             Veronica B. Marks
             Manager, Corporate Communications
             Phone: (214) 378-4776
             Fax: (214) 378-8437
             E-Mail: veronicam@digrec.com
             or
             Christensen-cQuest Contact:
             Collum Hunter
             Associate
             Phone: (480) 614-3036
             Fax: (480) 614-3033
             E-Mail: chunter@ChristensenIR.com